SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2012

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place

Santa Ana, CA 92705

(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operating and Financial Condition

On April 26, 2012, Ingram Micro Inc. (the “Company” or “Ingram Micro”) issued a press release reporting financial results for the fiscal first quarter that ended March 31, 2012. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, nor shall it be deemed to form a part of the Company’s public disclosure in the United States or otherwise.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2012, the Board of Directors of Ingram Micro Inc. (the “Company”) promoted William D. Humes, age 47, to serve as Chief Operating and Financial Officer of the Company, effective April 26, 2012.

Mr. Humes has served as the Company’s Senior Executive Vice President and Chief Financial Officer since April 2005. Mr. Humes served in a number of other roles at the Company: as Senior Vice President and Chief Financial Officer Designee from October 2004 to March 2005, as Corporate Vice President and Controller from February 2004 to October 2004, as Vice President, Corporate Controller from February 2002 to February 2004 and as Senior Director, Worldwide Financial Planning, Reporting and Accounting from September 1998 to February 2002. Prior to joining the Company, Mr. Humes was with PricewaterhouseCoopers LLP.

In connection with Mr. Humes’ promotion as the Chief Operating and Financial Officer of the Company, Mr. Humes will receive an increase in his annual base salary to $650,000, and in his target annual incentive bonus to 90% of his annual base salary under the Company’s annual executive incentive award program during fiscal year 2012 (with the opportunity to receive payment above the target amount for above-target performance but capped at 220% of the target annual incentive bonus), and additional grants of performance-based equity awards under the Company’s long-term incentive award programs. In addition, Mr. Humes will be subject to an increase in his stock holding requirements based on his position as Chief Operating and Financial Officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated April 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd
Name:	Larry C. Boyd
Title:	Executive Vice President, Secretary and General Counsel

Date: April 26, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 26, 2012